Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, we have analyzed events and transactions that occurred subsequent to June 30, 2024 through the date these financial statements were issued and have determined that we do not have any other material subsequent events to disclose or recognize in these financial statements.

NOTE 14 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, we have analyzed events and transactions that occurred subsequent to December 31, 2023 through the date these financial statements were issued and have determined that we do not, aside from the following, have any other material subsequent events to disclose or recognize in these financial statements.

The Company previously designated 1,000,000 shares of preferred stock as Series BB Preferred Stock and 8,000,000 shares of preferred stock as Series CC Preferred Stock. Effective on February 1, 2024, due to the fact that no shares of Series BB Preferred Stock or Series CC Preferred Stock were outstanding, the Board of Directors approved, and the Company filed, Certificates of Withdrawal of Certificate of Designations relating to such series of preferred stock with the Secretary of State of Nevada and terminated the designation of its Series BB Preferred Stock and Series CC Preferred Stock effective as of the same date. As a result, the only preferred stock which is currently designated by the Company is the Company’s Series AA Super Voting Preferred Stock and Series DD Preferred Stock.

Due to the expansion of the Cancun Clinic, an additional 1,216 square feet Global Stem Cell Group, Inc. entered into a new Cancun lease with RIVIERA MAYA, S.A. DE C.V beginning January 16, 2024 and ending on January 15, 2026. The property is located in the Tulum Trade Center, consisting of 2,863 square feet with a monthly rent of $6,341 and a security deposit of $11,725.